SUNAMERICA SERIES TRUST

Supplement to the Prospectus

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Alliance Capital Management L.P.'s management of the Small & Mid Cap Value Portfolio is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Small & Mid Cap Value Portfolio	Alliance Capital Management L.P.
  Day-to-day investment management decisions for the Portfolio are made by the Investment Policy Group for Small- and Mid-Capitalization Value Equities
  Joseph Gerard Paul is the Chief Investment Officer for Small- and Mid-Capitalization Value Equities

Mr. Paul joined Alliance in 1987 and is currently a Senior Vice President and Chief Investment Officer for Small- and Mid-Capitalization Value Equities and Alliance's Advanced Value Fund, a long-biased hedge fund. Prior to his involvement with these funds, Mr. Paul was a research analyst covering the automobile industry and was named to the Institutional Investor All-America Research Team every year from 1991 through 1996.

Dated: December 5, 2002